SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2012

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	6,854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 7, 2012, priceline.com issued a press release announcing the pricing of this offering and the repurchase of shares of its common stock. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

99.1                        Press release issued by priceline.com Incorporated on March 7, 2012, regarding the pricing of the $875 million private offering of Convertible Senior Notes and the repurchase of shares of its common stock.

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
Name: Daniel J. Finnegan
Chief Financial Officer

Date:  March 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release issued by priceline.com Incorporated on March 7, 2012, regarding the pricing of the $875 million private offering of Convertible Senior Notes and the repurchase of shares of its common stock.